  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2018

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way Loudon, Tennessee 37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)
(865) 458-5478
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company      ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.01. Completion of Acquisition or Disposition of Assets.
As previously reported, on August 21, 2018, Malibu Boats, LLC, a Delaware limited liability company (“Malibu”) and an indirect subsidiary of Malibu Boats, Inc., a Delaware corporation (the “Company”), and PB Holdco, LLC, a Delaware limited liability company (the “Purchaser”) and a direct subsidiary of Malibu, entered into an agreement to acquire the Pursuit division ("Pursuit") of S2 Yachts, Inc., a Michigan corporation (“S2”) from S2 and Gen 123 Properties, LLC, a Michigan limited liability company (“Gen123” and together with S2, the “Sellers”) and an affiliate of S2, pursuant to an asset purchase agreement dated as of August 21, 2018 (the “Asset Purchase Agreement”), by and among the Purchaser, Malibu, the Sellers and the principals of S2 named therein (the “Acquisition”).
On October 15, 2018, the Purchaser completed its acquisition of Pursuit and paid an aggregate purchase price of $100.0 million. A portion of the purchase price was deposited into an escrow account to secure certain post-closing obligations of the Sellers. The Purchaser paid the purchase price for the Acquisition with $50.0 million of cash on hand and $50.0 million of borrowings under its revolving credit facility, as described below.
Pursuit, located in Fort Pierce, Florida, is a leader in the saltwater outboard fishing boat market through its offering of 15 models of offshore, dual console and center console boats.
The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is filed as Exhibit 2.1 to the Form 8-K filed by the Company on August 22, 2018 and is incorporated herein by reference. Certain schedules and annexures to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or annexure upon request.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, on August 21, 2018, Malibu, as the borrower, entered into the First Incremental Facility Amendment and First Amendment (the “Amendment”) to its existing Second Amended and Restated Credit Agreement dated as of June 28, 2017 (as amended, the “Credit Agreement”), by and among Malibu, Malibu Boats Holdings, LLC, parent of Malibu and a direct subsidiary of the Company, and certain subsidiaries of Malibu parties thereto, as guarantors, the lenders parties thereto, and SunTrust Bank, as administrative agent, swingline lender and issuing bank.
The Amendment increased the amount available under the revolving credit facility by $50.0 million (the “Incremental Revolving Commitment”) from $35.0 million to $85.0 million. The availability of the Incremental Revolving Commitment was subject to the satisfaction of certain conditions set forth in the Amendment, including the closing of the Acquisition. Malibu was required to pay a ticking fee at a rate of 0.30% per annum on the $50.0 million Incremental Revolving Commitment until the conditions for the lenders to provide the Incremental Revolving Commitment were met, which occurred on October 15, 2018, the closing date of the Acquisition.
In connection with the closing of the Acquisition, on October 15, 2018, the Company borrowed $50.0 million under the Credit Agreement. Revolving loans made pursuant to the Amendment have terms and conditions identical to revolving loans under the Credit Agreement.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to the Form 8-K filed by the Company on August 22, 2018 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release on October 15, 2018, announcing the completion of the Acquisition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.

1.
Audited carve-out financial statements of Pursuit as of and for the fiscal year ended July 29, 2017, together with the notes thereto and the report of independent auditor thereon, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

2.
Unaudited carve-out financial statements of Pursuit as of April 28, 2018 and for each of the nine months ended April 28, 2018 and April 29, 2017, together with the notes thereto, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(b)    Pro Forma Financial Information.

1.
Unaudited pro forma condensed combined balance sheet as of June 30, 2018 and the unaudited pro forma condensed combined statements of operations for the fiscal year ended June 30, 2018, each giving effect to the Acquisition and related financing, and the notes thereto, are filed as Exhibit 99.4 hereto and incorporated herein by reference.

(d)    Exhibits.
The following exhibits are being filed or furnished as part of this report:

Exhibit No.	Description

2.1
Asset Purchase Agreement, dated August 21, 2018 among Malibu Boats, LLC, PB Holdco, LLC, S2 Yachts, Inc., Gen 123 Properties, LLC and the other parties named therein (incorporated herein by reference to Exhibit 2.1 to Malibu Boats, Inc.’s Current Report on Form 8-K filed on August 22, 2018)

10.1
First Incremental Facility Amendment and First Amendment dated August 21, 2018 to the Second Amended and Restated Credit Agreement, by and among Malibu Boats, LLC, Malibu Boats Holdings, LLC, the other guarantors party thereto, the lenders party thereto, and SunTrust Bank, as administrative agent, as issuing bank and as swingline lender (incorporated herein by reference to Exhibit 10.1 to Malibu Boats, Inc.’s Current Report on Form 8-K filed on August 22, 2018)

23.1	Consent of BDO USA, LLP
99.1	Press release dated October 15, 2018
99.2	Audited carve-out financial statements of Pursuit as of and for the fiscal year ended July 29, 2017, together with the notes thereto and the report of independent auditor thereon
99.3	Unaudited carve-out financial statements of Pursuit as of April 28, 2018 and for each of the nine months ended April 28, 2018 and April 29, 2017, together with the notes thereto
99.4
Unaudited pro forma condensed combined balance sheet as of June 30, 2018 and the unaudited pro forma condensed combined statements of operations for the fiscal year ended June 30, 2018, each giving effect to the Acquisition and related financing, and the notes thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

		By:	/s/ Jack Springer
Date:	October 15, 2018		Jack Springer
Chief Executive Officer